Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

Note 14. Subsequent Events

Management reviews events and transactions occurring after the balance sheet date for potential recognition and disclosure in the financial statements. Management has evaluated subsequent events through March 21, 2018, the date on which the financial statements were available to be issued.

In February 2018, the Company entered into a lease for office space in Chicago, Illinois that expires in November 2024, and entered into a letter of credit for $85,000 to secure the lease. Annual minimum lease payments for the next five years are included in the table below:

(In thousands)
2018	$163
2019	202
2020	210
2021	219
2022	228
Thereafter	462

Total minimum lease payments	$1,484

In February 2018, the Company sold 707,680 shares of Series C Convertible Preferred Stock for $6.2705 per share resulting in proceeds of $4.4 million with the same rights and preferences as the Series C Preferred Stock disclosed in Note 5.

In February 2018, the Company entered into the Loan Agreement, providing a senior secured loan facility of up to an aggregate principal amount of $45.0 million, comprising a $20.0 million drawdown in February 2018, and an additional $25.0 million which can be borrowed in two additional tranches. The second tranche is $15.0 million and is available beginning upon our submission of our NDA for our Gvoke HypoPen until the earlier of September 30, 2018 or the 30th day following such NDA submission. The third tranche is $10.0 million and is available beginning upon approval of our Gvoke HypoPen NDA by the FDA until the earlier of September 30, 2019 or the 30th day following NDA approval by the FDA.

The interest rate under the Loan Agreement is the thirty-day U.S. LIBOR rate plus 6.75%. Payments on the Loan Agreement are interest only for the first 24 months, which can be extended by an additional twelve months if the third tranche is drawn. The total term of the loan is 59 months and the principal payments will begin in either 36 or 24 months, contingent on the third tranche being drawn.

Pursuant to the Loan Agreement, the Company provided a first priority security interest in all existing and after-acquired assets, excluding intellectual property and certain other assets, owned by us. There is a negative pledge on intellectual property owned by the Company.

The Company also issued warrants to the Lenders to purchase the Company’s Series C Preferred stock at an exercise price of $6.2705. The number of warrants issued to Lenders is equal to the total principal of each funded tranche multiplied by 3.0%, which is then divided by $6.2705. As of March 1, 2018, a total of 95,686 warrants have been issued in connection with the Loan Agreement.

The Loan Agreement allows the Company to voluntarily prepay the outstanding amounts thereunder, but not less than $2.0 million of the outstanding principal at any time. A prepayment fee of 1.5% would be assessed on the prepaid principal through the interest-only period. A final payment fee of 6.5% multiplied by the original principal amount of each tranche drawn is due upon the earlier to occur of the maturity date of the Loan Agreement, the acceleration of the Loan Agreement or prepayment of such borrowings. The Loan Agreement includes a non-utilization fee of 2.0% multiplied by the principal amount of tranche three payable to lenders in October 2019, if the Company does not elect to draw the third Tranche.